                                                                    EXHIBIT 23.4


                       [PIAKER & LYONS, P.C. LETTERHEAD]





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the use of our report dated May 7, 1996 on the financial statements of United Video Cablevision, Inc. - Main and Ohio Divisions included in or made part of FrontierVision Operating Partners, L.P.'s Form S-1 registration statement.




                                              /s/ Piaker & Lyons, P.C.
                                              PIAKER & LYONS, P.C.





Vestal, New York
September 10, 1996